HIGHLY CONFIDENTIAL
PROVIDED SUBJECT TO EXPRESSED CONFIDENTIALITY AGREEMENT
SUBJECT TO ONGOING REVISION
SUBJECT TO COMMON INTEREST PRIVILEGE
SUBJECT TO FRE 408 AND STATE LAW EQUIVALENTS



TOM CRUISE
TOP GUN MAVERICK
EVERYTHING EVERYWHERE ALL AT ONCE
COMING SOON
THE BATMAN
VIOLA DAVIS
THE WOMAN KING
AVATAR
THE UNBEARABLE WEIGHT OF MASSIVE TALENT
THOR LOVE AND THUNDER
MINIONS THE RISE OF GRU

NCM
AMERICA'S MOVIE NETWORK

National CineMedia Cleansing Materials

February 2023

HIGHLY CONFIDENTIAL PROVIDED SUBJECT TO EXPRESSED CONFIDENTIALITY AGREEMENT SUBJECT TO ONGOING REVISION SUBJECT TO COMMON INTEREST PRIVILEGE SUBJECT TO FRE 408 AND STATE LAW EQUIVALENTS Forward-Looking Statements This presentation contains various forward-looking statements that reflect management’s current expectations or beliefs regarding future events. Investors are cautioned that reliance on these forward-looking statements involves risks and uncertainties. Although the Company believes that the assumptions used in the forward-looking statements are reasonable, any of these assumptions could prove to be inaccurate and, as a result, actual results could differ materially from those expressed or implied in the forward-looking statements. The factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are, among others, 1) level of theater attendance or viewership of the Noovie® pre-show; 2) changes to relationships with NCM LLC’s founding members, including, without limitation, changes to contractual relationships with Regal Cinemas, Inc. and Regal CineMedia Holdings, LLC as a result of the pending Chapter 11 cases of those entities and their affiliated debtors and debtors in possession; 3) the impact of pandemics, epidemics or disease outbreaks, such as the novel coronavirus (COVID-19) and the success of actions taken to mitigate such situations, vaccine rollouts and potential changes to consumer behavior; 4) the availability and predictability of major motion pictures displayed in theaters, 5) increased competition for advertising expenditures; 6) inability to implement or achieve new revenue opportunities; 7) failure to realize the anticipated benefits of the 2019 amendments to the Company's exhibitor service agreements with Regal and Cinemark; 8) technological changes and innovations; 9) economic conditions, including the level of expenditures on and perception of cinema advertising; 10) our ability to renew or replace expiring advertising and content contracts; 11) our need for additional funding, risks and uncertainties relating to our significant indebtedness; 12) reinvestment in our network and product offerings may require significant funding and resulting reallocation of resources; 13) fluctuations in and timing of operating costs; and 14) changes in interest rates. In addition, the outlook provided does not include the impact of any future unusual or infrequent transactions; sales and acquisitions of operating assets and investments; any future non-cash impairments of intangible and fixed assets; amounts related to litigation or the related impact of taxes that may occur from time to time due to management decisions and changing business circumstances. The Company is currently unable to forecast precisely the timing and/or magnitude of any such amounts or events. Please refer to the Company’s Securities and Exchange Commission filings, including the “Risk Factor” section of the Company’s Annual Report on Form 10-K for the year ended December 30, 2021 and subsequent Quarterly Reports on Form 10-Q, for further information about these and other risks. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result, of new information, future events or otherwise, except as required by law. This presentation contains references to Non-GAAP financial measures including Adjusted OIBDA (Operating Income Before Depreciation and Amortization, Amortization of intangibles recorded for network theater screen leases, excluding share-based payment costs, impairment of long-lived assets, and CEO transition costs). A reconciliation of these measures is available in this presentation and on the investor page of the Company’s website at www.ncm.com. 1

HIGHLY CONFIDENTIAL PROVIDED SUBJECT TO EXPRESSED CONFIDENTIALITY AGREEMENT SUBJECT TO ONGOING REVISION SUBJECT TO COMMON INTEREST PRIVILEGE SUBJECT TO FRE 408 AND STATE LAW EQUIVALENTS Overview Projections assume the following: • Continued exclusive relationship with Regal subject to revised economics reflecting ongoing negotiations ▪ Revised economics effective July 1, 2023 • Other exhibitor relationships unchanged • Screen count based on existing screens adjusted for announced Regal lease rejections as of December 1, 2022 2

HIGHLY CONFIDENTIAL PROVIDED SUBJECT TO EXPRESSED CONFIDENTIALITY AGREEMENT SUBJECT TO ONGOING REVISION SUBJECT TO COMMON INTEREST PRIVILEGE SUBJECT TO FRE 408 AND STATE LAW EQUIVALENTS Attendance & Screen Assumptions National CineMedia ($ in millions) FY'19A FY'22A FY'23E FY'24E FY'25E ATTENDANCE Founding Member Attendance1 540 318 340 366 380 Affiliate Attendance 112 76 90 97 101 Total Attendance 651 394 430 462 481 SCREENS Founding Member Screens1 16,880 16,062 15,224 15,224 15,224 Affiliate Screens 4,328 4,033 4,493 4,493 4,493 Total Screens 21,208 20,095 19,717 19,717 19,717 1. Founding Members include Regal, AMC, and Cinemark. 3

HIGHLY CONFIDENTIAL PROVIDED SUBJECT TO EXPRESSED CONFIDENTIALITY AGREEMENT SUBJECT TO ONGOING REVISION SUBJECT TO COMMON INTEREST PRIVILEGE SUBJECT TO FRE 408 AND STATE LAW EQUIVALENTS Financial Projections National CineMedia ($ in millions) FY'19A FY'22A FY'23E FY'24E FY'25E REVENUE National $318.2 $181.2 $200.7 $224.3 $242.4 Major Markets 84.5 35.2 32.9 36.2 38.8 Digital 13.2 13.1 12.8 13.3 14.0 Digital-Out-Of-Home -- 1.2 1.2 1.2 1.2 Beverage 29.1 18.5 16.4 14.2 15.0 Total Revenue $444.8 $249.1 $264.1 $289.2 $311.4 THEATRE ACCESS FEES (TAF) Founding Member TAF 1 $82.7 $82.1 $92.4 $104.9 $109.4 Affiliate TAF 31.9 22.9 26.4 29.3 31.5 Total TAF $114.7 $105.0 $118.8 $134.1 $140.8 OPEX SG&A $117.0 $79.7 $83.9 $88.8 $91.7 Other Opex 5.7 7.0 8.4 8.7 9.1 Total Opex $122.6 $86.7 $92.2 $97.4 $100.7 1. Founding Members include Regal, AMC, and Cinemark. 4

HIGHLY CONFIDENTIAL PROVIDED SUBJECT TO EXPRESSED CONFIDENTIALITY AGREEMENT SUBJECT TO ONGOING REVISION SUBJECT TO COMMON INTEREST PRIVILEGE SUBJECT TO FRE 408 AND STATE LAW EQUIVALENTS Cash Position and Other Cash Impacts During Forecast Period • As of year end 2022 cash balance of NCM LLC is equal to $59.4mm • Future cash flows expected to be the following: ▪ Carmike Integration Payments ($4.5mm - $6.5mm / year inflow) ▪ Cash Taxes (est. ~$2mm / year) ▪ Capex (~$6mm - $7.5mm / year) ▪ 2023 Affiliate Upfront Payments (~$4mm one-time expense in 2023) ▪ Net Working Capital – Accounts receivables of 100 days for National revenue and 60-70 days for Major Markets, in line with historical averages – Accounts payable of 30 days for TAF payments and 90 days for other payables (excluding salaries) 5

HIGHLY CONFIDENTIAL SUBJECT TO ONGOING REVISION SUBJECT TO COMMON INTEREST PRIVILEGE SUBJECT TO FRE 408 AND STATE LAW EQUIVALENTS Additional Cases

HIGHLY CONFIDENTIAL PROVIDED SUBJECT TO EXPRESSED CONFIDENTIALITY AGREEMENT SUBJECT TO ONGOING REVISION SUBJECT TO COMMON INTEREST PRIVILEGE SUBJECT TO FRE 408 AND STATE LAW EQUIVALENTS 10% Attendance Increase Case: Attendance & Screen Assumptions National CineMedia ($ in millions) FY'23E FY'24E FY'25E ATTENDANCE Founding Member Attendance1 374 402 418 Affiliate Attendance 99 106 111 Total Attendance 473 509 529 SCREENS Founding Member Screens1 15,224 15,224 15,224 Affiliate Screens 4,493 4,493 4,493 Total Screens 19,717 19,717 19,717 1. Founding Members include Regal, AMC, and Cinemark. 6

HIGHLY CONFIDENTIAL PROVIDED SUBJECT TO EXPRESSED CONFIDENTIALITY AGREEMENT SUBJECT TO ONGOING REVISION SUBJECT TO COMMON INTEREST PRIVILEGE SUBJECT TO FRE 408 AND STATE LAW EQUIVALENTS 10% Attendance Increase Case: Financial Projections National CineMedia ($ in millions) FY'23E FY'24E FY'25E REVENUE National $220.8 $246.7 $266.6 Major Markets 32.9 36.2 38.8 Digital 12.8 13.3 14.0 Digital-Out-Of-Home 1.2 1.2 1.2 Beverage 18.1 15.6 16.5 Total Revenue $285.8 $313.0 $337.2 THEATRE ACCESS FEES (TAF) Founding Member TAF 1 $98.2 $112.5 $117.3 Affiliate TAF 28.6 31.8 33.9 Total TAF $126.7 $144.2 $151.2 OPEX SG&A $83.9 $88.8 $91.7 Other Opex 8.4 8.7 9.1 Total Opex $92.2 $97.4 $100.7 1. Founding Members include Regal, AMC, and Cinemark. 7

HIGHLY CONFIDENTIAL PROVIDED SUBJECT TO EXPRESSED CONFIDENTIALITY AGREEMENT SUBJECT TO ONGOING REVISION SUBJECT TO COMMON INTEREST PRIVILEGE SUBJECT TO FRE 408 AND STATE LAW EQUIVALENTS 10% Attendance Decrease Case: Attendance & Screen Assumptions National CineMedia ($ in millions) FY'23E FY'24E FY'25E ATTENDANCE Founding Member Attendance1 306 329 342 Affiliate Attendance 81 87 91 Total Attendance 387 416 433 SCREENS Founding Member Screens1 15,224 15,224 15,224 Affiliate Screens 4,493 4,493 4,493 Total Screens 19,717 19,717 19,717 1. Founding Members include Regal, AMC, and Cinemark. 8 • This scenario does not include any operational or business changes (e.g., cost structure assumes no cost-cutting, addition of new exhibitor affiliates, or other non-cinema ad sales opportunities) that likely would be implemented to adjust the cost structure for the decrease in revenue • As such, Company management views this illustrative scenario as conservative

HIGHLY CONFIDENTIAL PROVIDED SUBJECT TO EXPRESSED CONFIDENTIALITY AGREEMENT SUBJECT TO ONGOING REVISION SUBJECT TO COMMON INTEREST PRIVILEGE SUBJECT TO FRE 408 AND STATE LAW EQUIVALENTS 10% Attendance Decrease Case: Financial Projections National CineMedia ($ in millions) FY'23E FY'24E FY'25E REVENUE National $180.7 $201.9 $218.2 Major Markets 32.9 36.2 38.8 Digital 12.8 13.3 14.0 Digital-Out-Of-Home 1.2 1.2 1.2 Beverage 14.8 12.8 13.5 Total Revenue $242.4 $265.3 $285.7 THEATRE ACCESS FEES (TAF) Founding Member TAF 1 $86.7 $97.2 $101.4 Affiliate TAF 24.1 27.0 29.0 Total TAF $110.9 $124.2 $130.4 OPEX SG&A $83.9 $88.8 $91.7 Other Opex 8.4 8.7 9.1 Total Opex $92.2 $97.4 $100.7 1. Founding Members include Regal, AMC, and Cinemark. 9 • This scenario does not include any operational or business changes (e.g., cost structure assumes no cost-cutting, addition of new exhibitor affiliates, or other non-cinema ad sales opportunities) that likely would be implemented to adjust the cost structure for the decrease in revenue; as such, Company management views this illustrative scenario as conservative

Highly Confidential Subject to Ongoing Revision Subject to Common Interest Privilege Subject to FRE 408 and State Law Equivalents Provided Subject to Expressed Confidentiality Agreement Preliminary Contract Analysis National CineMedia, LLC April 4, 2023

Highly Confidential Subject to Ongoing Revision Subject to Common Interest Privilege Subject to FRE 408 and State Law Equivalents Provided Subject to Expressed Confidentiality Agreement 2 Disclaimer Confidential Information The recipient of this presentation agrees that all of the information contained herein is confidential, that the recipient will treat it confidentially and that the recipient will not, directly or indirectly, reproduce, disclose, forward or distribute such information to any other party, in whole or in part, without our prior written consent. By accepting this presentation, the recipient expressly agrees (i) to maintain the confidentiality of the material and information herein and (ii) to abide by the other conditions and caveats set forth below. This presentation does not purport to contain all of the information that may be required to evaluate a potential transaction with National CineMedia, LLC (the “Company”) and any recipient hereof should conduct its own independent evaluation and due diligence investigation of the Company and the potential transaction. Nor shall this presentation be construed to indicate that there has been no change in the affairs of the Company since the date hereof or such other date as of which information is presented. Neither the Company nor any of its affiliates, subsidiaries, managers, officers, employees or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of any of the information contained in this presentation or any other information (whether communicated in written or oral form) transmitted or made available to the recipient, and each of such persons expressly disclaims any and all liability relating to or resulting from the use of this presentation. The recipient is not entitled to rely on the accuracy or completeness of this presentation and is entitled to rely solely on only those particular representations and warranties, if any, which may be made by the Company in its existing loan documents and any documents or instruments entered into pursuant thereto, and subject to such limitations and restrictions as may be specified therein. Special Note Regarding Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our or the Company’s plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to cost-cutting initiatives, acquisitions, share repurchases, financing transactions and other matters, business trends, and other information that is not historical, including statements regarding estimates of the Company’s future financial results. When used in this presentation, words such as "estimates," "expects," "anticipates," "projects," "plans," "intends," "believes," "forecasts" and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of the Company’s future financial results, may involve known and unknown risks, uncertainties and other factors and are based upon our or the Company’s expectations at the time we make them and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs and estimates will be achieved, and the Company's actual results may differ materially from our or the Company’s projections, expectations, beliefs and estimates, whether stated or implied. Further, preliminary results are subject to normal year-end adjustments. The Company has experienced fluctuating revenues, operating income and cash flows in prior periods and expects that this will occur in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that the Company offers, the mix of the geographic locations where the Company’s clients are located or where services are performed, adverse financial, real estate, fluctuations in the price per share of the Company’s securities, other market and general economic conditions and other future events, and could be outside of the Company’s control, the pace and timing of the consummation and integration of future acquisitions, the Company's ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients, new laws and regulations, or changes thereto, including the 2017 U.S. Tax Cuts and Jobs Act (“2017 Tax Act”); the results of our current internal investigations; the ability of the Company to improve its operating performance and effectuate its business plan; the ability of the Company to generate cash; the ability of the Company to attract and maintain adequate capital; the ability of the Company to obtain trade credit; and shipments and terms with vendors and service providers for current orders; the successful implementation of the Company’s capital expenditure program and other risks described herein. We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

Highly Confidential Subject to Ongoing Revision Subject to Common Interest Privilege Subject to FRE 408 and State Law Equivalents Provided Subject to Expressed Confidentiality Agreement ■ Management has identified certain executory contracts and leases that NCM, LLC would consider for rejection (or renegotiation) to improve go-forward profitability of the business. ■ The table at right illustrates potential impacts from rejection in Chapter 11 in the form of ”upside” and ”downside” scenarios. ■ Scenarios estimate gross savings, net of costs to achieve and potential direct revenue risk under scenarios selected by management. ■ Analysis does not account for any other potential revenue impacts related to the Chapter 11 filing and other case factors. ■ Estimated savings / losses are shown on a net present value basis as of June 2023 using illustrative discount rates of 10% and 15%. Estimated Savings Potential from Contract Rejection Scenarios 3 PV Discount Rate NCM Probability Weighting$ millions 10% 15% Upside Scenario $ 50.8 $ 37.3 5-15% Downside Scenario (11.7) (9.7) 85-95% Illustrative Present Value of Savings / (Loss) Scenarios Note: Estimates are subject to change. Actual outcomes may vary from estimates.